 NATIONWIDE VARIABLE INSURANCE TRUST
American Century NVIT Multi Cap Value Fund
BlackRock NVIT Equity Dividend Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Nationwide Fund
NVIT Real Estate Fund
Templeton NVIT International Value Fund

Supplement dated February 21, 2019
to the Prospectus dated April 30, 2018 (as revised September 24, 2018)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Emerging Markets Fund

Effective immediately, the Prospectus is amended as follows:

1.	The table under the section entitled “Portfolio Managers” on page 18 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Lazard
Stephen Russell, CFA	Director, Portfolio Manager/ Analyst	Since 2016
Thomas Boyle	Director, Portfolio Manager/ Analyst	Since 2016
Paul Rogers, CFA	Director, Portfolio Manager/ Analyst	Since 2016
Aberdeen Standard Investments
Matthew Williams	Investment Director	Since 2018

2.	The second heading entitled “NVIT Emerging Markets Fund” and related subsequent paragraphs on pages 50-51 of the Prospectus are deleted in their entirety and replaced with the following:

Aberdeen Standard Investments

Matthew Williams is responsible for the day-to-day management of the portion of the Fund subadvised by Aberdeen Standard Investments.

Mr. Williams, an Investment Director on the Global Emerging Markets team, joined Aberdeen Standard Investments in 1998. He is responsible for research as well as portfolio management decisions.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE